UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

 January 26, 2024

Date of Report (Date of earliest event reported)

CARDIO DIAGNOSTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41097	87-0925574
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 W. Superior Street, Suite 400, Chicago, IL	60654
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (855) 266-9991

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	CDIO	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of common stock	CDIOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 26, 2024, Cardio Diagnostics Holdings, Inc. (the “Company”) entered into an At-the-Market Issuance Sales Agreement (the “Sales Agreement”) with Craig-Hallum Capital Group LLC (“Craig-Hallum”). Pursuant to the Sales Agreement, the Company may sell, at its option, up to an aggregate of $17 million in shares of its common stock through Craig-Hallum, as sales agent. Sales of the common stock made pursuant to the Sales Agreement, if any, will be made under the Company’s Registration Statement on Form S-3 filed on January 26, 2024 (File No. 333-276725) (the “Registration Statement”), which was declared effective by the Securities and Exchange Commission on February 1, 2024. Prior to any sales under the Sales Agreement, the Company will deliver a placement notice to Craig-Hallum that will set the parameters for such sale of shares, including the number of shares to be issued, the time period during which sales are requested to be made, any limitation on the number of shares that may be sold in any one trading day and any minimum price below which sales may not be made. Subject to the terms and conditions of the Sales Agreement, Craig-Hallum may sell the shares, if any, only by methods deemed to be an “at the market” offering as defined in Rule 415 promulgated under the Securities Act of 1933, as amended, including without limitation sales made directly through The Nasdaq Capital Market, by means of ordinary brokers’ transactions, in negotiated transactions, to or through a market maker other than on an exchange or otherwise, at market prices prevailing at the time of sale, at prices related to such prevailing market prices, or at negotiated prices and/or any other method permitted by law. Craig-Hallum will use commercially reasonable efforts consistent with its normal trading and sales practices to sell the shares in accordance with the terms of the Sales Agreement and any applicable placement notice. The Company cannot provide any assurances that it will issue any shares pursuant to the Sales Agreement.

The Company made certain customary representations, warranties and covenants concerning the Company and the offering of the Shares. Pursuant to the terms of the Sales Agreement, the Company also provided the Sales Agent with customary indemnification rights, including indemnification against certain liabilities under the Securities Act. The Company will pay the Sales Agent a commission in cash equal to 2.5% of the gross proceeds from the sale of the Shares under the Sales Agreement, if any. In addition, the Company agreed to pay the costs of the Sales Agent’s legal counsel reasonably incurred in connection with entering into the transactions contemplated by the Sales Agreement in an amount not to exceed $55,000. Additionally, pursuant to the terms of the Sales Agreement, the Company agreed to reimburse the Sales Agent’s for its legal fees incurred in connection with its ongoing diligence requirements arising from the transactions contemplated by the Sales Agreement in an amount not to exceed $5,000 in the aggregate per calendar quarter. The offering of Shares will terminate upon the earlier of (i) the sale of the Shares under the Sales Agreement having an aggregate offering price of $17 million or (ii) the termination of the Sales Agreement as permitted therein. The Sales Agreement may be terminated by the Company at any time upon five business days’ prior written notice to the Sales Agent. The Sales Agent may terminate the Sales Agreement at any time by providing written notice to the Company. The Company and the Sales Agent may also terminate the Sales Agreement by mutual agreement.

The Company currently anticipates that the net proceeds from the sale of the securities offered under the Registration Statement will be used for general corporate purposes, which may include, but are not limited to, working capital and capital expenditures.

The description of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the Sales Agreement that was filed as Exhibit 1.2 to our Registration Statement on Form S-3 filed with the SEC on January 26, 2024.

The Shares will be issued pursuant to the Company’s effective Registration Statement, the base prospectus filed as part of the Registration Statement and the at-the-market offering agreement prospectus filed as part of the Registration Statement. This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

***

The Company cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. These forward-looking statements include statements regarding the ability to sell Shares and raise additional funds pursuant to the Sales Agreement. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of these results will be achieved. Actual results may differ from those set forth in this report due to the risks and uncertainties associated with market conditions and the satisfaction of pre-sale conditions under the Sales Agreement, as well as risks and uncertainties inherent in the Company's business, including those described in the Company's periodic filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This cautionary statement is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

Exhibit	Description
1.2*	At the Market Offering Agreement dated January 26, 2024 between Cardio Diagnostics Holdings, Inc. and Craig-Hallum Capital Group, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Previously filed as Exhibit 1.2 to our Registration Statement on Form S-3, filed with the SEC on January 26, 2024 (File No. 333-276725).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2024	CARDIO DIAGNOSTICS HOLDINGS INC.

	By:	/s/ Elisa Luqman
Elisa Luqman Chief Financial Officer